KLAUSSNER FURNITURE INDUSTRIES, INC.
                                405 LEWALLEN ROAD
                         ASHEBORO, NORTH CAROLINA 27203


                                December 11, 1997


                        WAIVER AND MODIFICATION AGREEMENT
                        ---------------------------------


To the Below-Named Parties:

Gentlemen:

         Reference is made to that certain Credit and Security Agreement dated as of the 1st day of March, 1996 by and among the undersigned and each of you (the "Credit and Security Agreement"), together with all Guaranties, Security Agreements, Assignments, Powers of Attorney, and all other agreements, instruments and documents executed in connection therewith, as amended by letter agreement dated February 26, 1997 (hereinafter collectively referred to as the "Credit Agreements"). All capitalized terms not otherwise defined herein shall have the meaning given such terms in the Credit Agreements.

         This will confirm our agreement with respect to (1) waiver by the Suppliers and the Secured Party of certain Events of Default described in
Section 8(a) of the Credit and Security Agreement and (2) modification of the Credit and Security Agreement.


WAIVER
------

         At August 30, 1997, the amount of Secured Obligations outstanding for more than 21 days of the due date was approximately $1,990,000 and, since that date, Secured Obligations in varying amounts have been outstanding for more than 21 days of the due date. The Suppliers and the Secured Party hereby waive any Events of Default occurring on or before the date hereof based on Debtors' failure to pay any Secured Obligations within 21 days of the due date. This Waiver does not apply to any Event of Default occurring after the date hereof based on Debtors' failure to pay any Secured Obligations within 21 days of the due date (regardless of whether such Secured Obligations are outstanding on the date hereof or arise hereafter).

         The Suppliers and the Secured Party shall have all of the rights and remedies provided for in the Credit Agreements upon the occurrence and continuance of any Event of Default not waived herein.

MODIFICATION
------------

         The Credit and Security Agreement is hereby amended by adding thereto a new Section 3A to read as follows:

                  "3A LATE PAYMENT FEE. The Suppliers and Purchasing have agreed that, in lieu of interest and for the convenience of the parties, Purchasing shall pay to the Suppliers, on or before the 10th day of each month (beginning January 10, 1998 with respect to the month of December 1997 and continuing on the 10th day of each month thereafter during the term of this Agreement), an amount equal to the product of .67% times the sum of all Secured Obligations outstanding for more than 60 days as of the last day of the immediately preceding month (based on the Suppliers' invoice date, as reflected on their books and records)."

Purchasing, Convertibles, and each of the other Debtors hereby acknowledge and agree that, from and after the date hereof, the terms "Obligations" and "Secured Obligations", as used in the Credit Agreements, include the obligations of Purchasing under Section 3A of the Credit and Security Agreement, as hereinabove amended.

         Convertibles shall reimburse the Suppliers and the Secured Party for all costs and expenses (including reasonable attorneys' fees) incurred by them in connection with the preparation and negotiation of this Waiver and Modification Agreement.

         Except as herein specifically provided, no other changes, amendments or modifications to the Credit Agreements are intended or implied and the same are hereby ratified and confirmed.

         Please confirm that this letter accurately sets forth our understanding and agreement by signing and returning the enclosed copy.

                                Very truly yours,

                                KLAUSSNER FURNITURE INDUSTRIES, INC. (for
                                 (itself individually, as successor by merger to Realistic Furniture Industries, Inc. and as Secured Party)
                                RFI ENTERPRISES, INC.
                                KLAUSSNER INTERNATIONAL, L.L.C.
                                KLAUSSNER FURNITURE OF CALIFORNIA, INC.
                                KLAUSSNER CORPORATE SERVICES, INC.
                                 (d/b/a Stylecraft)


                                By: /s/ Robert C. Shaffner
                                   ---------------------------------------------
                                        Robert C. Shaffner

READ AND AGREED TO:

JENNIFER PURCHASING CORP.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER CONVERTIBLES LICENSING CORP.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER L.P. III

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------

JENNIFER L.P. IV

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER MANAGEMENT II CORP.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


ELEGANT LIVING MANAGEMENT, LTD.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER L.P. V

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER L.P. VI

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


BURLINGTON CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


FRAMINGHAM CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------

BOSTON POST ROAD CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


SAUGUS CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


WEST ROXBURY CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


CAMBRIDGE CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


DANBURY SQUARE CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


EAST BRUNSWICK CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


WISCONSIN CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------

HARTSDALE CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


HIGH RIDGE CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


CONTOUR ROAD CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


CIPRIANO SQUARE CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


NICOLE CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


PORTSMOUTH CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


DANIEL WEBSTER CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------

JENNIFER LONG BRANCH, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


ROUTE 17 CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


ROUTE 440 CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


ROUTE 46 CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


ROUTE 7 CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


ROUTE 10 CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


STATEN ISLAND CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------

LEESBURG CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


VIENNA CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


VALLEY STREAM CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


CONVERTIBLES OF GRAND CONCOURSE, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


CONVERTIBLES OF WOODBRIDGE, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


CONVERTIBLES OF UNION, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


SOUTHEASTERN FLORIDA HOLDING COMPANY, INC.

By:
      --------------------------------------
Title:
      --------------------------------------

JENNIFER BOCA, INC.

By:
      --------------------------------------
Title:
      --------------------------------------


JENNIFER LAUDERHILL, INC.

By:
      --------------------------------------
Title:
      --------------------------------------


JENNIFER NORTH MIAMI, INC.

By:
      --------------------------------------
Title:
      --------------------------------------


JENNIFER FLAGLER INC.

By:
      --------------------------------------
Title:
      --------------------------------------


JENNIFER FORT LAUDERDALE, INC.

By:
      --------------------------------------
Title:
      --------------------------------------


NATICK CONVERTIBLES, INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------


JENNIFER CONVERTIBLES
BOYLSTON MA., INC.

By:   /s/  Harley J. Greenfield
      --------------------------------------
Title:     Chief Executive Officer
      --------------------------------------